UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2022

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000, Tempe, AZ	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

(Former name or former address, if
changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of NortonLifeLock Inc. (the “Company”) was held on September 13, 2022. At the Annual Meeting, the Company's stockholders approved the amendment of the Company's 2013 Equity Incentive Plan (the “Plan”) to eliminate the termination date of the Plan. The amendment of the Plan was approved by the Board of Directors of the Company on June 28, 2022, subject to stockholder approval, and became effective upon such stockholder approval on September 13, 2022. A more complete description of the terms of the Plan and the amendment to the Plan can be found in “Proposal No. 4 — Amendment of the 2013 Equity Incentive Plan” in the Company's definitive proxy statement filed with the Securities and Exchange Commission on August 3, 2022 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the Plan, a copy of which is included in the Proxy Statement as Annex B.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Set forth below are the matters the stockholders voted on at the Annual Meeting and the final voting results.

Proposal 1: Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Sue Barsamian	473,188,016	10,497,666	1,962,201	32,400,139
Eric K. Brandt	435,748,543	47,916,242	1,983,098	32,400,139
Frank E. Dangeard	439,813,239	42,848,008	2,986,636	32,400,139
Nora M. Denzel	475,646,892	8,039,606	1,961,385	32,400,139
Peter A. Feld	468,296,265	15,366,562	1,985,056	32,400,139
Emily Heath	481,394,579	2,288,024	1,965,280	32,400,139
Vincent Pilette	481,288,491	2,386,309	1,973,083	32,400,139
Sherrese M. Smith	477,400,845	6,273,507	1,973,531	32,400,139

Each of the eight nominees was elected to the Company’s Board of Directors, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year:

Votes For	Votes Against	Abstentions	Broker Non-Votes
495,598,041	20,465,068	1,984,913	0

The appointment was ratified.

Proposal 3: Advisory vote to approve the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
428,708,090	54,763,668	2,176,125	32,400,139

The proposal was approved.

Proposal 4: Amendment of 2013 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
444,860,018	38,599,929	2,187,936	32,400,139

The proposal was approved.

Proposal 5: Stockholder proposal regarding shareholder ratification of termination pay:

Votes For	Votes Against	Abstentions	Broker Non-Votes
184,323,033	300,316,835	1,008,015	32,400,139

The proposal was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: September 16, 2022	By:	/s/ Bryan S. Ko
Bryan S. Ko Chief Legal Officer and Corporate Secretary